UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21634

Access One Trust
(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000	Bethesda, MD	20814
(Address of principal executive offices)		(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(240) 497-6400

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

Item 1. Reports to Stockholders.

Table of Contents

1 Message from the Chairman
2 Financial Statements and Financial Highlights
7 Notes to Financial Statements
14 Expense Examples

Message from the Chairman

Dear Shareholder:

I am pleased to present the Access VP High Yield Fund Semiannual Report to shareholders for the six months ended June 30, 2010.

High Yield Bonds Generate Solid Mid-Year Returns

After an exceptionally strong showing in 2009, high yield bonds returned to results more in line with the sector’s historic performance. For the first six months of the year, high yield bonds advanced 4.8%, as measured by the JPMorgan Domestic High Yield Index. By comparison, the Barclays Capital U.S. Aggregate Bond Index®, a broader measure of the U.S. bond market, gained 5.3%. On the Treasury front, the 10-year and 30-year Treasury bonds added 9.9% and 15.7%, respectively, as measured by the Ryan Labs 10- and 30-Year Bond Indexes. While they trailed more conservative bond sectors, high yield bonds outperformed U.S. equities, as the S&P 500 declined 6.7% for the period.

Economic Uncertainty Dampens Strong Start

Given a low-yield environment and sluggish stock performance, high yield bonds benefited from investor demand for more return. In the first four months of the year, this demand strengthened high yield bond prices and lowered yields to below 8.50%. (As bond prices go up, yields come down.) Toward the end of April, however, uncertainty about global economic conditions weakened investor confidence, and more conservative bonds came back into favor. This dampened some of the earlier high yield gains and pushed yields back up. At the end of June, high yield bonds were yielding 9.20%, as measured by the JPMorgan Domestic High Yield Summary Yield to Maturity, almost exactly where yields were at the beginning of the year (9.17%).

As always, we appreciate your investment in the Access VP High Yield Fund, as well as the confidence you have placed in us.

Sincerely,

Michael L. Sapir
Chairman of the Board of Trustees

All investment performance index figures above reflect total return performance. You may not invest directly in an index.

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2 :: Access VP High Yield Fund :: Financial Statements

Investment Objective: The Access VP High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

Allocation of Portfolio Holdings & Composition (unaudited) :: June 30, 2010

High Yield Market Exposure
% of
Investment Type	Net Assets

Credit Default Swap Agreements	107%
U.S. Treasury Obligations	51%
Futures Contracts	28%

“Market Exposure” includes the value of totalinvestments (including the contract value of any derivatives) and excludes any short-term investments, cash equivalents.

Holdings

The Access VP High Yield Fund primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Industry Exposure

% of
Market Exposure

Consumer Cyclical	28%
Communications	14%
Consumer Non-Cyclical	14%
Industrial	10%
Financial	9%
Utilities	7%
Energy	6%
Technology	6%
Basic Materials	6%

Schedule of Portfolio Investments (unaudited)

U.S. Treasury Obligations (51.2%)

	Principal
	Amount	Value

U.S. Treasury Notes, 1.875%, 6/30/15	$11,800,000	$11,850,703

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $11,782,033)		11,850,703

Repurchase Agreements (56.3%)
Bank of America, 0.00%, 7/1/10+, dated 6/30/10, with a repurchase price of $2,608,000 (Collateralized by $2,486,500 U.S. Treasury Notes, 3.63%, 8/15/19, market value $2,660,555)	2,608,000	2,608,000
Deutsche Bank, 0.00%, 7/1/10+, dated 6/30/10, with a repurchase price of $2,608,000 (Collateralized by $2,667,000 Federal National Mortgage Association, 0.28%‡, 1/24/11, market value $2,662,823)	2,608,000	2,608,000
HSBC, 0.00%, 7/1/10+, dated 6/30/10, with a repurchase price of $2,608,000 (Collateralized by $2,662,000 of various U.S. Government Agency Obligations, 0.65%–1.00%, 5/19/11-11/18/11, market value $2,664,849)	2,608,000	2,608,000
UBS, 0.00%, 7/1/10+, dated 6/30/10, with a repurchase price of $2,608,000 (Collateralized by $2,420,000 Federal National Mortgage Association, 5.25%, 8/1/12, market value $2,662,000)	2,608,000	2,608,000
UMB, 0.00%, 7/1/10+, dated 6/30/10, with a repurchase price of $2,604,000 (Collateralized by $2,627,600 of various U.S. Treasury Notes, 2.00%–2.38%, 8/31/10-9/30/10, market value $2,656,378)	2,604,000	2,604,000

TOTAL REPURCHASE AGREEMENTS
(Cost $13,036,000)		$13,036,000

TOTAL INVESTMENT SECURITIES
(Cost $24,818,033)—107.5%		24,886,703
Net other assets (liabilities)—(7.5)%		(1,746,498)

NET ASSETS —100.0%		$23,140,205

+
All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default. As of June 30, 2010, the aggregate amount held in a segregated account was $3,680,000.

‡	Represents the effective yield or interest rate in effect at June 30, 2010.

See accompanying notes to the financial statements.

Financial Statements :: Access VP High Yield Fund :: 3

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

5-Year U.S. Treasury Note Futures Contract expiring 10/1/10 (Underlying notional amount at value $6,511,914)	55	$97,881

Credit Default Swap Agreements — Sell Protection(a)
			Implied
			Credit			Upfront
	Fixed Deal		Spread at			Premiums
	Receive	Maturity	June 30,	Notional	Market	Paid	Unrealized
Underlying Instrument	Rate	Date	2010(b)	Amount(c)	Value(d)	(Received)	Gain (Loss)(e)

CDX North America
High Yield Index Swap
Agreement with Credit Suisse
International; Series 14	5.00%	6/20/15	6.51%	$4,500,000	$(264,843)	$(136,188)	$(122,405)
CDX North America
High Yield Index Swap
Agreement with
Deutsche Bank AG; Series 14	5.00%	6/20/15	6.51%	7,900,000	(464,947)	(144,000)	(309,141)
CDX North America
High Yield Index Swap
Agreement with Goldman Sachs
International; Series 14	5.00%	6/20/15	6.51%	4,600,000	(270,728)	(59,625)	(204,715)
CDX North America
High Yield Index Swap
Agreement with
UBS AG; Series 14	5.00%	6/20/15	6.51%	7,700,000	(453,176)	(114,875)	(327,606)

					$(1,453,694)	$(454,688)	$(963,867)

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.
(c)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.
(d)	The value of the credit default swap agreements on the specified credit indices disclosed above serve as an indicator of current status of the payment/performance risk as of period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(e)	The unrealized gain (loss), resulting from changes in the market value of the credit default swap agreements, represent the likelihood of an expected profit (or loss) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing unrealized losses as compared to the notional amount of the swap represent a deterioration of the underlying reference entity’s credit soundness from the date the Fund entered into the swap agreement through the period end.

See accompanying notes to the financial statements.

4 :: Access VP High Yield Fund :: Financial Statements

Statement of Assets and Liabilities (unaudited) :: June 30, 2010

Assets:
Total Investment Securities, at cost	$24,818,033

Securities, at value	11,850,703
Repurchase agreements, at value	13,036,000

Total Investment Securities, at value	24,886,703
Cash	5,281
Segregated cash balances with brokers for futures contracts	55,962
Interest receivable	601
Receivable for capital shares issued	1,526
Prepaid expenses	316

Total Assets	24,950,389

Liabilities:
Payable for investments purchased	34,500
Payable for capital shares redeemed	290,928
Unrealized loss on credit default swap agreements	963,867
Premiums received on credit default swap agreements	454,688
Variation margin on futures contracts	3,438
Advisory fees payable	6,511
Management services fees payable	868
Administration fees payable	654
Administrative services fees payable	8,937
Distribution fees payable	7,744
Trustee fees payable	3
Transfer agency fees payable	2,178
Fund accounting fees payable	1,419
Compliance services fees payable	147
Other accrued expenses	34,302

Total Liabilities	1,810,184

Net Assets	$23,140,205

Net Assets consist of:
Capital	$29,711,452
Accumulated net investment income (loss)	(3,103,296)
Accumulated net realized gains (losses) on investments	(2,670,635)
Net unrealized appreciation (depreciation) on investments	(797,316)

Net Assets	$23,140,205

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	969,569

Net Asset Value (offering and redemption price per share)	$23.87

Statement of Operations (unaudited) :: For the six months ended June 30, 2010

Investment Income:
Interest	$134,706

Expenses:
Advisory fees	102,102
Management services fees	13,614
Administration fees	6,812
Transfer agency fees	5,899
Administrative services fees	42,149
Distribution fees	34,034
Custody fees	4,999
Fund accounting fees	7,975
Trustee fees	264
Compliance services fees	148
Printing fees	16,444
Other fees	21,090

Total Gross Expenses before reductions	255,530
Less Expenses reduced by the Advisor	(26,821)

Total Net Expenses	228,709

Net Investment Income (Loss)	(94,003)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	619,829
Net realized gains (losses) on futures contracts	311,267
Net realized gains (losses) on swap agreements	2,194,195
Change in net unrealized appreciation/depreciation on investments	(3,131,539)

Net Realized and Unrealized Gains (Losses) on Investments	(6,248)

Change in Net Assets Resulting from Operations	$(100,251)

See accompanying notes to the financial statements.

Financial Statements :: Access VP High Yield Fund :: 5

Statements of Changes in Net Assets

	For the
	six months ended	For the
	June 30, 2010	year ended
	(unaudited)	December 31, 2009

From Investment Activities:
Operations:
Net investment income (loss)	$(94,003)	$(247,774)
Net realized gains (losses) on investments	3,125,291	2,803,879
Change in net unrealized appreciation/depreciation on investments	(3,131,539)	1,650,521

Change in net assets resulting from operations	(100,251)	4,206,626

Distributions to Shareholders From:
In excess of net investment income	(3,206,660)	(2,972,186)

Change in net assets resulting from distributions	(3,206,660)	(2,972,186)

Capital Transactions:
Proceeds from shares issued	40,211,809	110,762,023
Dividends reinvested	3,206,660	2,972,186
Value of shares redeemed	(58,030,105)	(121,154,868)

Change in net assets resulting from capital transactions	(14,611,636)	(7,420,659)

Change in net assets	(17,918,547)	(6,186,219)
Net Assets:
Beginning of period	41,058,752	47,244,971

End of period	$23,140,205	$41,058,752

Accumulated net investment income (loss)	$(3,103,296)	$197,367

Share Transactions:
Issued	1,604,881	4,757,687
Reinvested	134,621	126,546
Redeemed	(2,327,164)	(5,230,048)

Change in shares	(587,662)	(345,815)

See accompanying notes to the financial statements.

6 :: Access VP High Yield Fund :: Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the
	six months ended		For the	For the	For the	For the	For the period
	June 30, 2010		year ended	year ended	year ended	year ended	May 2, 2005 through
	(unaudited)		Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005(a)

Net Asset Value, Beginning of Period	$26.37		$24.83	$28.94	$30.94	$30.94	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.09)		(0.18)	0.18	0.96	0.91	0.36
Net realized and unrealized gains (losses) on investments	0.79	(c)	3.97	(1.47)	0.52	1.87	1.67

Total income (loss) from investment activities	0.70		3.79	(1.29)	1.48	2.78	2.03

Distributions to Shareholders From:
Net investment income	—		—	(0.26)	(1.38)	(1.33)	(0.34)
In excess of net investment income	(3.20)		(2.25)	(2.56)	(0.92)	(1.45)	(0.75)
Return of capital	—		—	—	(0.80)	—	—
Net realized gains on investments	—		—	—	(0.38)	—	—

Total distributions	(3.20)		(2.25)	(2.82)	(3.48)	(2.78)	(1.09)

Net Asset Value, End of Period	$23.87		$26.37	$24.83	$28.94	$30.94	$30.94

Total Return	2.69	%(d)	16.91%	(4.65)%	5.19%	9.57%	6.82	%(d)

Ratios to Average Net Assets:
Gross expenses (e)	1.88%		1.98%	1.76%	1.88%	2.00%	2.13%
Net expenses (e)	1.68%		1.67%	1.63%	1.63%	1.77%	1.98%
Net investment income (loss)(e)	(0.69)%		(0.77)%	0.67%	3.20%	2.96%	1.74%

Supplemental Data:
Net assets, end of period (000’s)	$23,140		$41,059	$47,245	$28,322	$31,752	$35,003
Portfolio turnover rate(f)	647	%(d)	1,671%	1,971%	1,675%	1,441%	1,534	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

June 30, 2010 (unaudited) :: Notes to Financial Statements :: 7

1.	Organization

The Access One Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).The Trust is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the Access VP High Yield Fund (the “Fund”) which is a non-diversified series of the Trust pursuant to the 1940 Act. The Fund offers one class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications.The Trust and Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects any risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements.

Investment Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.The valuation techniques used to determine fair value are further described below.

Derivatives (e.g., futures contracts, options and swap agreements) are generally valued using third party pricing services and/or agreements with counterparties or other procedures approved by the Trust’s Board of Trustees. Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of the Fund is determined. If there was no sale on that day, and for non-exchange traded derivatives, fair valuation procedures as described below may be applied.

Security prices are generally provided by an independent pricing service. The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less may be valued at amortized cost, which approximates market value.

When ProFund Advisors LLC (the “Advisor”) determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale).The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value.The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

8 :: Notes to Financial Statements :: June 30, 2010 (unaudited)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, repurchase agreements maturing in sixty days or less are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

At June 30, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of June 30, 2010, based upon the three levels defined above, is included in the table below:

			LEVEL 2 - Other Significant
	LEVEL 1 - Quoted Prices		Observable Inputs		Total

	Investment	Other Financial	Investment	Other Financial	Investment	Other Financial
	Securities	Instruments^	Securities	Instruments^	Securities	Instruments^

Access VP High Yield Fund
U.S. Treasury Obligations	$11,850,703	$–	$–	$–	$11,850,703	$–
Repurchase Agreements	–	–	13,036,000	–	13,036,000	–
Futures Contracts	–	97,881	–	–	–	97,881
Swap Agreements	–	–	–	(963,867)	–	(963,867)

Total	$11,850,703	$97,881	$13,036,000	$(963,867)	$24,886,703	$(865,986)

^
Other financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, forward contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1, 2 or 3 as of June 30, 2010 from the valuation input levels used on March 31, 2010.

Repurchase Agreements

The Fund will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the Fund is monitored by the Advisor. Repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon future price and date, normally one day or a few days later. The repurchase price is greater than the price paid by the Fund, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

In addition, the value of the collateral underlying the repurchase agreement is monitored to ensure that the collateral is at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. Funds within the ProFunds and Access One Trust invest in repurchase agreements jointly, therefore, the Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by the Fund. The collateral underlying the repurchase agreement is held by the Fund’s custodian. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.

When-Issued Securities

The Fund may purchase securities on a when-issued basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian or designate collateral for such when-issued securities on the Fund’s records. As of June 30, 2010, the Fund did not hold any when-issued securities.

Derivative Instruments

The Fund maintains exposure to the high yield market, regardless of market conditions.This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Fund seeks to achieve its high yield exposure primarily through credit default swap agreements but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt and money market instruments, futures contracts and options. Derivative instruments held during the six months ended June 30, 2010 gained exposure to the high yield marked to meet the Fund’s investment objective.

June 30, 2010 (unaudited) :: Notes to Financial Statements :: 9

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments, and the notional amount of these open positions relative to the Fund’s net assets is generally representative of the notional amount of open positions throughout the reporting period.The volume associated with derivative positions varies on a daily basis as the Fund transacts derivative contracts in order to achieve the appropriate exposure, as expressed in notional amount, in comparison to net assets consistent with the Fund’s investment objective. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts and Related Options

The Fund may purchase or sell stock index futures contracts or bond futures contracts and options. The Fund uses futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered. A bond futures contract, if held to expiration, generally obligates the seller to deliver (and the purchaser to accept) one of the specified underlying reference bonds. The Fund generally chooses to engage in closing or offsetting transactions before final settlement. When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Upon entering into a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts, if applicable, and is restricted as to its use. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock index futures contracts and interest rate risk related to bond futures contracts) and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure the Fund has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. As of June 30, 2010, the Fund did not hold any options.

Swap Agreements

The Fund may enter into swap agreements, primarily credit default swap (“CDSs”). The Fund uses swap agreements for purposes of pursuing its investment objective or as a substitute for investing directly in securities (or shorting securities), or to hedge a position.

CDSs are bilateral financial contracts that transfer the credit risk of a third party reference entity or a group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a pre-determined periodic payment from the buyer in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the buyer in exchange for a defaulted debt obligation or the seller would be required to pay a net settlement amount to the buyer equal to the par value of the referenced debt obligation less the recovery value of the defaulted obligation. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged. The Fund expects that new (“on-the run”) CDS issues will become available periodically. As such, the Fund does not expect to hold these contracts to maturity; rather it expects to periodically “roll” all positions to the typically more liquid newer issues.

CDSs are marked-to-market daily based on the mean of bid and asked quotes as obtained from multiple dealers, and changes in value, as well as the accrual of the periodic coupon payments, are recorded as “unrealized gain or loss on credit default swap agreements”. Gains or losses on swap agreements are realized upon termination of the swap contract and the periodic coupon payments.

10 :: Notes to Financial Statements :: June 30, 2010 (unaudited)

In addition to being exposed to the credit risk of the underlying reference entity, CDSs are subject to counterparty risk, market risk and interest rate risk. CDSs utilized by the Fund may not perform as expected or in a manner similar to the high yield bond markets.

The Trust, on behalf of the Fund, may enter into agreements with certain counterparties for derivative transactions. These agreements contain various conditions, events of default, termination events, covenants and representations. The triggering of certain events or the default on certain terms of the agreement could allow a party to terminate a transaction under the agreement and request immediate payment in an amount equal to the net positions owed the party under the agreement. This could cause the Fund to have to enter into a new transaction with the same counterparty, enter into a transaction with a different counterparty or seek to achieve its investment objective through any number of different investments or investment techniques.

Swap agreements involve, to varying degrees, elements of market risk (generally credit risk related to credit default swap agreements) and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The notional amounts, which are disclosed as of period end in the swap tables included in the Schedule of Portfolio Investments, reflect the extent of the total investment exposure the Fund has under the swap agreement, which may exceed the net asset value of the Fund. The primary risks associated with the use of swap agreements are imperfect correlation between the price of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform. The Fund bears the counterparty risk i.e. risk of loss of the net amount, if any, expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The unrealized gain (loss) as of the period end is disclosed in the swap tables included in the Schedule of Portfolio Investments. The Fund will enter into swap agreements only with large, established and well capitalized financial institutions that meet the credit quality standards and monitoring policies established by the Advisor.The Fund may use various techniques to minimize credit risk, including early termination and payment, using different counterparties and limiting the net amount due from any individual counterparty.

The Fund, as applicable, collateralizes swap agreements with cash and certain securities as indicated on the Statement of Assets and Liabilities and the Schedule of Portfolio Investments of the Fund, respectively. Such collateral is held for the benefit of the counterparty in a segregated tri-party account at the custodian to protect the counterparty against non-payment by the Fund. In the event of a default by the counterparty, the Fund will seek withdrawal of this collateral from the segregated account and may incur certain costs exercising its right with respect to the collateral.The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties, as those amounts are not similarly collateralized by the counterparty. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganizational proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Summary of Derivative Instruments

Fair Values of Derivative Instruments on the Fund’s Statement of Assets and Liabilities as of June 30, 2010:

	Assets	Liabilities

	Variation	Unrealized
	margin on	loss
	futures	on swap
	contracts*	agreements

Credit Risk Exposure:	$–	$963,867
Interest Rate Risk Exposure:	$97,881	$–

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Fund’s Statement of Operations for the period ended June 30, 2010:

Net Change in Unrealized
	Realized Gain (Loss) on		Appreciation (Depreciation)
	Derivatives Recognized as a		on Derivatives Recognized as
	Result from Operations		a Result from Operations

	Net realized	Net realized
	gain (loss)	gain (loss)	Change in Net Unrealized
	on futures	on swap	Appreciation/Depreciation
	contracts	agreements	on Investments

Credit Risk Exposure:	$–	$2,194,195	$(3,613,174)
Interest Rate Risk Exposure:	$311,267	$–	$362,085

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

June 30, 2010 (unaudited) :: Notes to Financial Statements :: 11

Allocations

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to funds in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

Distributions to Shareholders

The Fund intends to declare and distribute net investment income at least quarterly. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, equalization, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Federal Income Taxes

The Fund intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to make timely distributions in order to avoid tax liability. The Fund has a tax year end of December 31st.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as “Fees paid indirectly.”

3.	Fees and Transactions with Affiliates

The Fund has entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the Fund pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets.

In addition, subject to the condition that the aggregate daily net assets of ProFunds and Access One Trust be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual Fund: 0.025% of the Fund’s daily net asset value from $500 million to $1 billion, 0.05% of the Fund’s daily net asset value from $1 billion to $2 billion, and 0.075% of such assets in excess of $2 billion.

Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citi Fund Services, Inc., acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the ProFunds’ and Trust’s aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program. Citi also acts as transfer agent and fund accounting agent for the Fund for which it receives additional fees. As transfer agent for the Fund, Citi receives a base fee, service charges, fees based on the number of VP funds, and reimbursement of certain expenses. As fund accounting agent for the Fund, Citi receives an annual fee based on the ProFunds’ and Trust’s aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Advisor, serves as the Trust’s distributor.

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay financial intermediaries such as broker-dealers, insurance companies and ProFunds Distributors, Inc. up to 0.25%, on an annualized basis, of its average daily net assets as compensation for distribution-related activities and/or shareholder services.

12 :: Notes to Financial Statements :: June 30, 2010 (unaudited)

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the Fund. For these services, the Fund pays the Advisor a fee at the annual rate of 0.10% of its average daily net assets.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust’s Chief Compliance Officer, such Officers and Trustee receive no compensation from the Trust for serving in their respective roles. The Trust, together with the ProFunds and affiliated Trusts, will pay each Independent Trustee compensation for his services as Trustee at the annual rate of $133,500. Independent Trustees will also receive $6,375 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $3,000 for attending each telephonic meeting. Each of the two Independent Trustees were compensated $85,500 ($171,000 total) in meeting and retainer fees, plus the reimbursement for certain expenses incurred, in aggregate from the Trust, ProFunds and affiliated Trusts for the period ended June 30, 2010. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the Fund reimburses the Advisor for its related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

The Trust, on behalf of the Fund, has entered into an administrative services agreement with certain insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the Fund. For these services, the Fund may pay the insurance companies administrative services fees at an annual rate of up to 0.35% of its average daily net assets as reflected on the Statement of Operations as “Administrative services fees.”

For the period May 1, 2009 through April 30, 2010, the Advisor had contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the Fund in order to limit the annual operating expenses to an annualized rate of 1.68% of the average daily net assets of the Fund.

Effective May 1, 2010, the Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the Fund for the period from May 1, 2010 through April 30, 2011 in order to limit the annual operating expenses to an annualized rate of 1.68% of the average daily net assets of the Fund.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the Fund to exceed the expense limit for the applicable period. Any amounts recouped by the Advisor during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of June 30, 2010, the repayments that may potentially be made by the Fund are as follows:

	Expires 4/30/11	Expires 4/30/12	Expires 4/30/13	Expires 4/30/14	Total

Access VP High Yield Fund	$46,130	$51,864	$95,322	$12,374	$205,690

4.	Securities Transactions

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the period ended June 30, 2010 were as follows:

	Purchases	Sales

Access VP High Yield Fund	$78,531,531	$84,075,945

5.	Investment Risks

Counterparty Risk

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Advisor. This may prevent the Fund from limiting losses, realizing gains or from achieving a high correlation with the total return of the high yield market.

June 30, 2010 (unaudited) :: Notes to Financial Statements :: 13

Underlying Risk

The Fund is subject to risk in the event of default or failure of the payment of interest and principal payments on the fixed income securities underlying the CDX North American High Yield Swap Index, even if the Fund does not itself hold those securities. The credit default swap agreement provides exposure to below investment grade, high yield, fixed income securities (commonly referred to as “junk bonds”) or derivatives of such securities. Because issuers of below investment grade securities are often highly leveraged, their ability to make timely payments of interest and principal during an economic downturn or a sustained period of high interest rates may be impaired.

Please refer to the Prospectus and the Statement of Additional Information for additional description of risks associated with this Fund.

6.	Federal Income Tax Information

As of the latest tax year end of December 31, 2009, the Fund had additional net capital loss carryforwards that may be available to offset future net capital gains, if any. The amount of these losses that may be utilized are limited as a result of a prior year ownership change of the insurance company that issues the variable annuity contracts for which the Fund is an investment option.To the extent that these carryovers are used to offset future capital gains, it is probable that the gains which were offset will not be distributed to shareholders:

	Expires 2015	Expires 2016	Expires 2017	Total

Access VP High Yield Fund	$129,926	$5,260,371	$669,833	$6,060,130

The tax character of dividends paid to shareholders during the latest tax year ended December 31, 2009, were as follows:

					Total
	Ordinary	Net Long-Term	Total Taxable	Return	Distributions
	Income	Gains	Distributions	of Capital	Paid

December 31, 2009
Access VP High Yield Fund	$2,972,186	$–	$2,972,186	$–	$2,972,186

As of the latest tax year end of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Distributions	Capital and	Appreciation	Earnings
	Income	Capital Gains	Payable	Other Losses	(Depreciation)	(Deficit)

Access VP High Yield Fund	$2,846,674	$–	$–	$(6,060,130)	$(50,880)	$(3,264,336)

The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings (deficit) and any net capital loss carry forwards will be determined at the end of the current tax year ending December 31, 2010.

At June 30, 2010, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Tax	Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)

Access VP High Yield Fund	$24,818,033	$68,670	$–	$68,670

7.	Transactions with Lehman Brothers Holdings, Inc.

On September 15, 2008, Lehman Brothers Holdings, Inc. filed a petition for Chapter 11 bankruptcy. Prior thereto, the Fund transacted business with subsidiaries of Lehman (together with Lehman Brothers Holdings, Inc., “Lehman”) as counterparty for certain derivative transactions. All derivatives transactions with Lehman were terminated prior to September 15, 2008, but certain settlement payments relating to such transactions were not due to be made until on or after September 15. Settlement of these transactions has been delayed due to Lehman’s bankruptcy proceedings.

The outstanding swap agreement balances due from (or to) Lehman have been substantially relieved as of June 30, 2010.

14 :: Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs.Therefore, the Hypothetical Expense table is useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These expamples also do not reflect separate accounts or insurance contract fees and charges. If those fees were reflected, expenses would be higher.

These examples are based on an investment of $1,000 invested at January 1, 2010 and held for the entire period from January 1, 2010 through June 30, 2010.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	1/1/10	6/30/10	1/1/10 - 6/30/10	1/1/10 - 6/30/10

Access VP High Yield Fund	$ 1,000.00	$ 1,026.90	$ 8.44	1.68%

*
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	1/1/10	6/30/10	1/1/10 - 6/30/10	1/1/10 - 6/30/10

Access VP High Yield Fund	$ 1,000.00	$ 1,016.46	$ 8.40	1.68%

*
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

This Page Intentionally Left Blank

        P.O. Box 182800
Columbus, OH 43218-2800

Access Funds

Post Office Mailing Address for Investments
P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers
For Individual Investors Only: 888-776-3637
Institutions and Financial Professionals Only: 888-776-5717
Website Address: profunds.com

This report is submitted for the general information of the shareholders of the Access One Trust. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit profunds.com.

A description of the policies and procedures that the Access One Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 1-888-776-3637; (ii) on the Access One Trust’s website at profunds.com; and (iii) on the Securities and Exchange Commission’s website at sec.gov. If applicable, information regarding how the Access One Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge by calling toll-free 888-776-3637; (ii) on the Access One Trust’s website at profunds.com; and (iii) on the Commission’s website at sec.gov.

Access One Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission’s website at sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PRO1006

Item 2. Code of Ethics.

Not applicable – only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Not applicable - only for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Access One Trust

By (Signature and Title)* /s/ Christopher E. Sabato
  Christopher E. Sabato, Treasurer and Principal Financial Officer

Date          September 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Louis M. Mayberg
  Louis M. Mayberg, President and Principal Executive Officer

Date          September 1, 2010

By (Signature and Title)* /s/ Christopher E. Sabato
  Christopher E. Sabato, Treasurer and Principal Financial Officer

Date          September 1, 2010

* Print the name and title of each signing officer under his or her signature.